Invest in tomorrow ’ s stars. Today. June 5, 2013 Corp. Annual Shareholder Meeting

Invest in tomorrow ’ s stars. Today. Forward Looking Statement This presentation contains forward looking statements that involve substantial risks and uncertainties . All forward - looking statements included in this presentation are made only as of the date hereof and are subject to change without notice . Actual outcomes and results could differ materially from those suggested by this presentation due to the impact of many factors beyond the control of GSV Capital Corp . ( “ GSVC ” ), including those listed in the "Risk Factors" section of our filings with the Securities and Exchange Commission ( “ SEC ” ) . Any such forward - looking statements are made pursuant to the safe harbor provisions available under applicable securities laws and GSVC assumes no obligation to update or revise any such forward - looking statements unless required by law . Certain information discussed in this presentation (including information relating to portfolio companies) was derived from third party sources and has not been independently verified and, accordingly, GSVC makes no representation or warranty in respect of this information . The following slides contain summaries of certain financial and statistical information about GSVC . The information contained in this presentation is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time . We undertake no duty or obligation to publicly update or revise the information contained in this presentation unless required by law . In addition, information related to past performance, while helpful as an evaluative tool, is not necessarily indicative of future results, the achievement of which cannot be assured . You should not view the past performance of GSVC or any of its portfolio companies, or information about the market, as indicative of GSVC ’ s or any of its portfolio companies ’ future results . The performance data stated herein may have been due to extraordinary market conditions, which may not be duplicated in the future . Current performance may be lower or higher than the performance data quoted . This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities of GSVC . 2 Forward Looking Statement

Invest in tomorrow ’ s stars. Today. 3 GSV Capital Summary GSV Capital Summary

Invest in tomorrow ’ s stars. Today. 4 GSV at a Glance GSV = Global Silicon Valley As of March 31, 2013: » NAV: $12.69 » Cash: $22.8M » Public Securities: $11.0M » Private Securities: $214.4M As of May 28, 2013: » Stock Price: $8.35 » Discount to NAV: 34% 1 2 3 GSV at a Glance

Invest in tomorrow ’ s stars. Today. GSV Investing Ecosystem Cathy Friedman Bill Campbell Mark Flynn Cathy Friedman Mark Klein Michael Moe Leonard Potter David Spreng Michael Moe, CFA Mark Flynn Stephen Bard, CFA Dave Crowder Luben Pampoulov Matthew Hanson, CFA Board of Directors 5 GSV Investment Team and Directors Investment Team

Invest in tomorrow ’ s stars. Today. Potential for Substantial Returns 6 Potential for Substantial Returns IPO Mkt. Cap at IPO Appreciation 1971 $53mm 2,378x 1986 $228mm 705x 1988 $212mm 110x 1991 $314mm 350x 1992 $220mm 145x Past High - Growth IPOs

Invest in tomorrow ’ s stars. Today. Estimated Valuation (1) $9.7B $4.0B $3.0B $3.0B $2.2B IPO Mkt. Cap at IPO Appreciation 1971 $53mm 2,378x 1986 $228mm 705x 1988 $212mm 110x 1991 $314mm 350x 1992 $220mm 145x (1) Based on various public media reports Past High - Growth IPOs 7 Value of Private Companies Today Potential for Substantial Returns Potential for Substantial Returns

Invest in tomorrow ’ s stars. Today. GSVC ’ s Sweet Spot < $100mm Enterprise Value 15% of Invested Capital 8 >$100mm Enterprise Value 85% of Invested Capital GSV ’ s Sweet Spot

Invest in tomorrow ’ s stars. Today. Top 10 Positions – over 60% of Net Assets Investment Size ( $M) % of Net Assets 1 $ 35.2 14.4% 2 $ 20.6 8.4% 3 $ 15.0 6.1% 4 $ 14.2 5.8% 5 $14.2 5.8% 6 $ 10.3 4.2% 7 $10.0 4.1% 8 $10.0 4.1% 9 $9.9 4.0% 10 $9.0 3 .7 % Data as of March 31, 2013 9 Top 10 Positions – > over 60% of Net Assets

Invest in tomorrow ’ s stars. Today. Top 10 Positions – over 60% of Net Assets Investment 1 2 3 4 5 6 7 8 9 10 (1) 2012 to 2013 growth based on GSV estimates 10 Top 10 Positions – > over 60% of Net Assets 6 of The Top 10 Positions Are Growing Over 100% (1)

Invest in tomorrow ’ s stars. Today. GSVC ’ s Sweet Spot < $100mm Enterprise Value 15% of Invested Capital 11 >$100mm Enterprise Value 85% of Invested Capital Aggregate Portfolio Company Revenue Growth Rate = 87% (1) GSV ’ s Sweet Spot (1) 2012 to 2013 growth based on GSV estimates. Excludes publicly - traded companies and write - offs.

Invest in tomorrow ’ s stars. Today. Firms Number of Investments 9 6 4 4 4 4 4 3 2 1 GSV Invests Alongside Leading VCs 12 GSV Invests Alongside Leading VCs

Invest in tomorrow ’ s stars. Today. Optimized portfolio of 45 - 50 companies to date Strict adherence to our investment themes and focus on growth opportunities Applying our proprietary Four P ’ s investment framework Determine appropriate value based on available information and desired IRRs Utilize our network and knowledge to acquire shares at an appropriate valuation Secondary trading levels Focus on leading VCs for validation Investment targeting through key sectors and growth themes Secondary markets and direct purchases 13 GSV ’ s Disciplined Investment Approach

Invest in tomorrow ’ s stars. Today. 14 Investment Themes Cloud and Big Data Education Technology Internet Commerce Sustainability Social Mobile Key Investment Themes Key Investment Themes

Invest in tomorrow ’ s stars. Today. 15 Other Investors Twitter is a global real - time communications platform with 550 million total users. First Investment: August 2011 GSVC Fair Value: $35.2M Registered Users: 175M Tweets per Day: 200M Registered Users: 550M Tweets per Day: 550M+ New Users per Second: 11 Description At Time of Investment Social Mobile - Twitter Today

Invest in tomorrow ’ s stars. Today. Users: 24M Paying Subscribers: 6M+ 110 million songs, albums, and radio stations exist on the Spotify platform 16 Other Investors Spotify allows members to create playlists, share songs, and easily align music with their preferences. First Investment: August 2012 GSVC Fair Value: $3.2M Users: 13M Paying Subscribers: 2.5M Overview At Time of Investment Social Mobile - Spotify Today

Invest in tomorrow ’ s stars. Today. 17 Other Investors Dropbox allows seamless file sharing through their cloud computing platform. First Investment: November 2011 GSVC Fair Value: $15.0M Registered Users: 50M Registered Users: 100M+ Paying Users: 2M in 200 countries 1 billion files uploaded every 48 hours Description At Time of Investment Cloud Computing - Dropbox Today

Invest in tomorrow ’ s stars. Today. Set the world record for creating the most efficient 2 - processor ever Acquired Gridiron Systems, a data storage infrastructure provider 18 Other Investors Violin Memory is pioneering the future of flash storage in the enterprise data center. Violin ’ s flash Memory Arrays deliver storage at the speed of memory. First Investment: April 2012 GSV Fair Value: $14.2M Choice storage provider for Cisco, Dell, HP, IBM, Oracle, SAP, Microsoft and VMware. Description At Time of Investment Big Data – Violin Memory Today

Invest in tomorrow ’ s stars. Today. 19 Other Investors 2U ’ s represents the next phase of the online education evolution. 2U partners with leading universities to offer the same courses that a student would find in the physical classroom, in an online - only setting offering credited courses. First Investment: July 2012 GSVC Fair Value: $10.3M Tech platform developed Overview At Time of Investment Education Technology - 2U Today Over 1,100 live classes per week in partnership with 15 leading universities $230 million of tuition for their partners this year Launched Semester Online

Invest in tomorrow ’ s stars. Today. 20 Other Investors Avenues offers its K - 12 students a learning experience that aligns with the knowledge, skills and abilities required to compete in today ’ s global economy through a global network of premier schools. First Investment: May 2012 GSVC Investment: $10.0M Founder Chris Whittle envisioned Avenues to be the world ’ s elite global network of K - 12 schools. Overview At Time of Investment Education - Avenues Today Students: Sept. 2012: 740 Sept. 2013: 1,250 Record applicants for a NYC private school Sao Paulo and Beijing campuses on track to open in 2015

Invest in tomorrow ’ s stars. Today. 21 Other Investors Kno, Inc. is an education software company that has partnered with 100+ leading publishers to offer more than 200,000 interactive education titles that make learning more engaging, efficient and social for students. First Investment: May 2011 GSVC Fair Value: $10.0 million Technology platform developed Description At Time of Investment Education Technology - Kno Today Students from 6000+ universities are using Kno 100+ publishers with 200,000+ titles on the Kno platform Conversion of PDF textbook to interactive version in 12 minutes

Invest in tomorrow ’ s stars. Today. First Investment: May 2011 GSV Fair Value: $3.1M 4 million members Over 8 million members shop for high - end brands such as Vera Wang, Fred Perry, Oakley, and Missoni. “ Five Years In and Profitable, Gilt Refocuses on New Leadership, an IPO in 2013 and More ” – Techcrunch 12/9/12 22 Other Investors Gilt Groupe is dedicated to providing its members with access to coveted fashion and luxury lifestyle brands at sample - sale prices. Description Sourced Internet Commerce – Gilt Groupe Today

Invest in tomorrow ’ s stars. Today. 50% conversion efficiency from incoming fuel to usable electricity. “ Report: Bloom Energy Raises Another $130M ” – GigaOM (5.13.13) Pioneering Energy as a Service 23 Other Investors Bloom Energy fuel cells are designed to deliver clean, reliable and cost - effective electricity. “ Bloom Boxes ” are generating electricity for Google, FedEx, eBay, and many others. First Investment: May 2011 GSVC Fair Value: $3.6M Began offering 10 year electricity contracts with no upfront costs. Description At Time of Investment Sustainability – Bloom Energy Today Sustainability – Bloom Energy

Sustainability - Solexel

Description

Solexel develops high-efficiency, low-cost, crystalline silicon solar photovoltaic cells and modules for commercial and residential buildings.

At Time of Investment

First Investment: June 2012

GSVC Fair Value: $10.0M

Had been granted DOE award under PV Incubator Program

SOLEXEL®

Other Investors

KPCB Kleiner Perkins Caufield Byers

NORTHGATE CAPITAL

THE WESTLY GROUP

GENTRY

Today

Consistently generating efficiency enhancements

Awarded U.S. DOE SunShot award

SunPower is a strategic investor

GSV Asset Management

Invest in tomorrow's stars. Today. 24

Invest in tomorrow ’ s stars. Today. 25 IPO Filings – Last 12 Months IPO Returns by Sector – Last 12 Months IPO Industry Breakdown (Last 12 Months) IPO Industry Breakdown (Last 12 Months)

Invest in tomorrow ’ s stars. Today. 26 Number of Filings IPO Filings – Last 12 Months YTD IPO Filings and Offering Proceeds Offering Proceeds ($B)

Invest in tomorrow ’ s stars. Today. 27 Pricing Within or Above Filing Range IPO Filings – Last 12 Months Pricing and First Day Appreciation Average First Day Appreciation

Invest in tomorrow ’ s stars. Today. 28 GSV Capital Catalysts Technology is experiencing a massive acceleration – we own the leaders Several portfolio companies likely to pursue IPOs in next 18 months Portfolio company revenues are growing at approximately 87% in CY 2013 GSVC is trading at a 37% discount to Net Asset Value ($12.69 as of 3/31/13) 1 2 3 4 GSV Capital Catalysts

Invest in tomorrow ’ s stars. Today. 29 GSV Capital Catalysts Thank You